                                                                    Exhibit 99.9

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[312,231,000] (APPROXIMATE)
                                     OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-2

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               FEBRUARY [27], 2006

                              [MERRILL LYNCH LOGO]

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

                                  OWNIT 2006-2
                                      TOTAL

TOTAL NUMBER OF LOANS                                                     3,100
TOTAL LOAN BALANCE                                                  585,992,346
AVERAGE LOAN BALANCE                                                    189,030
WA CLTV (W/O SILENT SECONDS)                                             79.42%
WAC                                                                       7.42%
WA FICO                                                                     637
WALA                                                                          2
WAM                                                                         358
FXD RATE                                                                 77.88%
IOS                                                                      32.00%
MH                                                                        0.00%
1ST LIEN                                                                100.00%
2ND LIEN                                                                  0.00%
OCCUPANCY--OO                                                            96.84%
DOC TYPE--FULL/ALTERNATIVE                                               82.95%
STATED DOC                                                               14.77%
CASH OUT REFI                                                            33.95%
PURCHASE                                                                 62.31%

LOANS WITH SILENT SECONDS :
% of Portfolio w/ SS                                                     66.00%
$ amount                                                            386,758,180
# of First Liens w/  SS                                                   1,965

CLTV of Total Portfolo (that includes silent 2nds)                       93.39%

CALIFORNIA                                                               39.88%
PREPAY PENALTIES                                                         86.52%
PRE-FUNDING BALANCE
EXPECTED FINAL POOL

MORTGAGE RATES

MORTGAGE RATES                                     BALANCE                  %
--------------                                     -------                  -
4.500% to 4.999%
5.000% to 5.499%                                    1,074,264              0.18
5.500% to 5.999%                                   42,066,505              7.18
6.000% to 6.499%                                   36,607,968              6.25
6.500% to 6.999%                                  115,774,185             19.76
7.000% to 7.499%                                  116,171,542             19.82
7.500% to 7.999%                                  144,164,258             24.60
8.000% to 8.499%                                   57,216,028              9.76
8.500% to 8.999%                                   47,995,440              8.19
9.000% to 9.499%                                   15,275,818              2.61
9.500% to 9.999%                                    7,799,865              1.33
10.000% to 10.499%                                  1,292,156              0.22
10.500% to 10.999%                                    484,392              0.08
11.000% to 11.499%                                     69,925              0.01
11.500% to 11.999%
12.000% to 12.499%
12.500% to 12.999%
13.000% to 13.499%
13.500% to 13.999%
TOTAL:                                           $585,992,346            100.00%

GROSS MARGINS

GROSS MARGINS                                      BALANCE                  %
-------------                                      -------                  -
2.500% to 2.999%
3.000% to 3.499%
3.500% to 3.999%
4.000% to 4.499%                                      907,190              0.20
4.500% to 4.999%                                   24,861,768              5.45
5.000% to 5.499%                                   35,002,926              7.67
5.500% to 5.999%                                   89,146,628             19.53
6.000% to 6.499%                                  101,340,338             22.21
6.500% to 6.999%                                  110,762,528             24.27
7.000% to 7.499%                                   41,913,231              9.18
7.500% to 7.999%                                   35,811,825              7.85
8.000% to 8.499%                                   11,085,696              2.43
8.500% to 8.999%                                    4,088,971              0.90
9.000% to 9.499%                                    1,129,601              0.25
9.500% to 9.999%                                      230,866              0.05
10.000% to 10.499%                                     69,925              0.02
TOTAL:                                           $456,351,494            100.00%

MINIMUM MORTGAGE RATES

MINIMUM MORTGAGE RATES                             BALANCE                  %
----------------------                             -------                  -
2.500% to 2.999%
4.500% to 4.999%
5.000% to 5.499%                                    1,111,119              0.24
5.500% to 5.999%                                   33,145,291              7.26
6.000% to 6.499%                                   33,029,814              7.24
6.500% to 6.999%                                   98,444,949             21.57
7.000% to 7.499%                                   94,520,630             20.71
7.500% to 7.999%                                  106,714,173             23.38
8.000% to 8.499%                                   40,507,247              8.88
8.500% to 8.999%                                   34,000,361              7.45
9.000% to 9.499%                                    9,358,546              2.05
9.500% to 9.999%                                    4,583,917              1.00
10.000% to 10.499%                                    634,655              0.14
10.500% to 10.999%                                    230,866              0.05
11.000% to 11.499%                                     69,925              0.02
TOTAL:                                           $456,351,494            100.00%

MAXIMUM MORTGAGE RATES

MAXIMUM MORTGAGE RATES                             BALANCE                  %
----------------------                             -------                  -
9.500% to 9.999%
11.000% to 11.499%                                    907,190              0.20
11.500% to 11.999%                                 31,156,694              6.83
12.000% to 12.499%                                 32,447,780              7.11
12.500% to 12.999%                                 99,068,241             21.71
13.000% to 13.499%                                 94,995,116             20.82
13.500% to 13.999%                                106,819,993             23.41
14.000% to 14.499%                                 41,366,488              9.06
14.500% to 14.999%                                 34,712,084              7.61
15.000% to 15.499%                                  9,358,546              2.05
15.500% to 15.999%                                  4,583,917              1.00
16.000% to 16.499%                                    634,655              0.14
16.500% to 16.999%                                    230,866              0.05
17.000% to 17.499%                                     69,925              0.02
TOTAL:                                           $456,351,494            100.00%

INITIAL CAP

INITIAL CAP                                        BALANCE                  %
-----------                                        -------                  -
1.00%
1.50%
2.00%
3.00%                                             456,351,494            100.00
5.00%
TOTAL:                                           $456,351,494            100.00%

PERIODIC CAP

PERIODIC CAP                                       BALANCE                  %
------------                                       -------                  -
0.50%
1.00%                                            $456,351,494            100.00
1.50%
TOTAL:                                           $456,351,494            100.00%

CLTV WITHOUT SILENT SECONDS

CLTV WITHOUT SILENT SECONDS                        BALANCE                  %
---------------------------                        -------                  -
10.01% to 20.00%                                 $    441,814              0.08%
20.01% to 30.00%                                      359,918              0.06
30.01% to 40.00%                                    1,453,756              0.25
40.01% to 50.00%                                    2,582,843              0.44
50.01% to 55.00%                                    3,048,602              0.52
55.01% to 60.00%                                    6,268,621              1.07
60.01% to 65.00%                                   10,123,406              1.73
65.01% to 70.00%                                   16,512,548              2.82
70.01% to 75.00%                                  161,820,494             27.61
75.01% to 80.00%                                  274,349,698             46.82
80.01% to 85.00%                                   22,892,923              3.91
85.01% to 90.00%                                   37,955,856              6.48
90.01% to 95.00%                                   24,402,818              4.16
95.01% to 100.00%                                  23,779,051              4.06
TOTAL:                                           $585,992,346            100.00%

CREDIT SCORES

CREDIT SCORES                                      BALANCE                  %
-------------                                      -------                  -
500 to 519
520 to 539                                            924,741              0.16
540 to 559                                         10,317,906              1.76
560 to 579                                         23,318,037              3.98
580 to 599                                         70,654,750             12.06
600 to 619                                        153,608,246             26.21
620 to 639                                         84,089,770             14.35
640 to 659                                         87,283,068             14.89
660 to 679                                         48,695,905              8.31
680 to 699                                         43,938,734              7.50
700 to 719                                         26,180,463              4.47
720 to 739                                         14,226,626              2.43
740 to 759                                         11,117,178              1.90
760 >=                                             11,636,923              1.99
TOTAL:                                           $585,992,346            100.00%

DTI

DTI                                                BALANCE                  %
---                                                -------                  -
0.01% to 5.00%                                   $    354,847              0.06%
5.01% to 10.00%                                     1,517,872              0.26
10.01% to 15.00%                                    4,695,163              0.80
15.01% to 20.00%                                    5,663,998              0.97
20.01% to 25.00%                                   12,239,103              2.09
25.01% to 30.00%                                   24,222,473              4.13
30.01% to 35.00%                                   37,790,386              6.45
35.01% to 40.00%                                   54,454,919              9.29
40.01% to 45.00%                                   74,276,721             12.68
45.01% to 50.00%                                  152,290,731             25.99
50.01% to 55.00%                                  153,010,142             26.11
55.01% to 60.00%                                   65,267,991             11.14
60.01% to 65.00%                                      208,000              0.04
TOTAL:                                           $585,992,346            100.00%

LOAN BALANCE

LOAN BALANCE                                       BALANCE                  %
------------                                       -------                  -
$50,000 or less                                  $  1,285,239              0.22%
$50,001 to $100,000                                53,413,780              9.12
$100,001 to $150,000                              103,312,337             17.63
$150,001 to $200,000                               98,202,296             16.76
$200,001 to $250,000                               69,734,337             11.90
$250,001 to $300,000                               54,710,543              9.34
$300,001 to $350,000                               47,494,710              8.11
$350,001 to $400,000                               38,078,563              6.50
$400,001 to $450,000                               33,587,362              5.73
$450,001 to $500,000                               36,181,470              6.17
$500,001 to $550,000                               22,773,715              3.89
$550,001 to $600,000                               16,640,425              2.84
$600,001 to $650,000                                6,930,454              1.18
$650,001 to $700,000                                2,039,703              0.35
$700,001 to $750,000                                  707,583              0.12
$750,001 to $800,000
$800,001 to $850,000
$850,001 to $900,000                                  899,829              0.15
$900,001 to $950,000
TOTAL:                                           $585,992,346            100.00%

OCCUPANCY

OCCUPANCY                                          BALANCE                  %
---------                                          -------                  -
Primary                                          $567,492,182             96.84%
Second Home                                         1,002,620              0.17
Investment                                         17,497,544              2.99
TOTAL:                                           $585,992,346            100.00%

ORIGINAL TERM

ORIGINAL TERM                                      BALANCE                  %
-------------                                      -------                  -
116 to 120
176 to 180                                          1,028,082              0.18
236 to 240                                            245,168              0.04
296 to 300
356 to 360                                        584,719,097             99.78
TOTAL:                                           $585,992,346            100.00%

LOAN PURPOSE

LOAN PURPOSE                                       BALANCE                  %
------------                                       -------                  -
Purchase                                         $365,104,900             62.31%
Refinance - Rate Term                              21,931,244              3.74
Refinance - Cashout                               198,956,202             33.95
TOTAL:                                           $585,992,346            100.00%

PRODUCT TYPE

PRODUCT TYPE                                       BALANCE                  %
------------                                       -------                  -
Fixed Rate                                       $129,640,852             22.12%
ARM                                               456,351,494             77.88
TOTAL:                                           $585,992,346            100.00%

OCCUPANCY

OCCUPANCY                                          BALANCE                  %
---------                                          -------                  -
Primary                                          $567,492,182             96.84%
Second Home                                         1,002,620              0.17
Investment                                         17,497,544              2.99
TOTAL:                                           $585,992,346            100.00%

LOAN TYPE

LOAN TYPE                                          BALANCE                  %
---------                                          -------                  -
Fixed Rate                                       $129,640,852             22.12%
ARM                                               456,351,494             77.88
TOTAL:                                           $585,992,346            100.00%

INTEREST ONLY TERM                                 BALANCE                  %
------------------                                 -------                  -
0                                                $398,467,798             68.00%
60                                                171,261,092             29.23
120                                                16,263,456              2.78
TOTAL:                                           $585,992,346            100.00%

HYBRID TYPES

HYBRID TYPES                                       BALANCE                  %
------------                                       -------                  -
10 Year Fixed Loans
15 Year Fixed Loans                              $  1,028,082              0.18
20 Year Fixed Loans                                   245,168              0.04
25 Year Fixed Loans
30 Year Fixed Loans                                82,574,087             14.09
15/30 Balloon Loans
30/35 Balloon Loans
30/40 Balloon Loans                                 5,527,607              0.94
30/45 Balloon Loans                                40,265,909              6.87
6 Month LIBOR Loans
2/28 LIBOR Loans                                  214,116,402             36.54
3/27 LIBOR Loans                                   42,263,181              7.21
4/26 LIBOR Loans                                    1,297,000              0.22
5/25 LIBOR Loans                                    8,005,699              1.37
10/20 LIBOR Loans
2/28 LIBOR Loans (40 Year Am)
3/27 LIBOR Loans (40 Year Am)                       8,416,325              1.44
3/27 LIBOR Loans (45 Year Am)                     173,209,418             29.56
5/25 LIBOR Loans (40 Year Am)                         595,125              0.10
5/25 LIBOR Loans (45 Year Am)                       7,424,598              1.27
7/23 LIBOR Loans (40 Year Am)                         175,938              0.03
7/23 LIBOR Loans (45 Year Am)                         847,809              0.14
10/20 LIBOR Loans (40 Year Am)
TOTAL:                                           $585,992,346            100.00%

PROPERTY TYPE

PROPERTY TYPE                                      BALANCE                  %
-------------                                      -------                  -
Single Family Residence                          $443,098,887             75.62%
Planned Unit Development                           98,481,754             16.81
Condominium                                        36,548,187              6.24
Two- to Four-Family                                 7,863,518              1.34
TOTAL:                                           $585,992,346            100.00%

DOCUMENTATION

DOCUMENTATION                                      BALANCE                  %
-------------                                      -------                  -
Full Documentation                               $395,513,820             67.49%
Streamlined Documentation
Limited Documentation                              13,376,135              2.28
Stated Income
Lite Documentation
No Income Verifier                                 86,562,485             14.77
Full/Alt Documentation                             90,539,906             15.45
TOTAL:                                           $585,992,346            100.00%

LIEN

LIEN                                               BALANCE                  %
----                                               -------                  -
1st Lien                                         $585,992,346            100.00%
2nd Lien                                                    0                 0
TOTAL:                                           $585,992,346            100.00%

MORTGAGE INSURANCE

MORTGAGE INSURANCE                                 BALANCE                  %
------------------                                 -------                  -
No Insurance                                     $585,992,346            100.00%
TOTAL:                                           $585,992,346            100.00%

ORIGINATORS

ORIGINATORS                                        BALANCE                  %
-----------                                        -------                  -
OWNIT                                            $585,992,346            100.00%
TOTAL:                                           $585,992,346            100.00%

SERVICERS

SERVICERS                                          BALANCE                  %
---------                                          -------                  -
LITTON                                           $585,992,346            100.00%
TOTAL:                                           $585,992,346            100.00%

STATE

STATE                                              BALANCE                  %
-----                                              -------                  -
Alabama                                          $     71,888              0.01%
Arizona                                            17,068,774              2.91
Arkansas                                            2,890,031              0.49
California                                        233,704,676             39.88
Colorado                                           31,063,615              5.30
Connecticut                                           297,592              0.05
Florida                                            23,735,463              4.05
Georgia                                            31,620,763              5.40
Idaho                                               8,975,866              1.53
Illinois                                            1,028,866              0.18
Indiana                                             2,613,519              0.45
Iowa                                                2,837,330              0.48
Kansas                                              6,186,104              1.06
Kentucky                                            7,219,039              1.23
Maryland                                              670,300              0.11
Michigan                                           15,116,032              2.58
Minnesota                                           3,650,065              0.62
Mississippi                                           716,928              0.12
Missouri                                            6,987,167              1.19
Nebraska                                            2,678,336              0.46
Nevada                                             15,650,193              2.67
New Jersey                                          2,849,448              0.49
North Carolina                                     11,339,891              1.94
Ohio                                               41,387,822              7.06
Oklahoma                                            1,615,171              0.28
Oregon                                             31,897,742              5.44
Pennsylvania                                        3,358,764              0.57
South Carolina                                      4,647,465              0.79
Tennessee                                          11,498,725              1.96
Utah                                                7,665,665              1.31
Virginia                                              295,956              0.05
Washington                                         47,677,065              8.14
Wisconsin                                           6,651,958              1.14
Wyoming                                               324,125              0.06
TOTAL:                                           $585,992,346            100.00%